Exhibit 99.2

	First Quarter 2013 Detailed Supplemental Information

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	14,593	13,664	14,141	15,569	57,967	14,166				14,166
Equity in earnings of affiliates	490	529	412	480	1,911	362				362
Gain on dispositions	940	583	118	16	1,657	58				58
Other income	60	66	42	301	469	65				65
Total Revenues and Other Income	16,083	14,842	14,713	16,366	62,004	14,651				14,651

Costs and Expenses
Purchased commodities	6,078	5,721	6,357	7,076	25,232	5,834				5,834
Production and operating expenses	1,559	1,802	1,637	1,795	6,793	1,687				1,687
Selling, general and administrative expenses	326	235	329	216	1,106	165				165
Exploration expenses	675	265	215	345	1,500	277				277
Depreciation, depletion and amortization	1,571	1,580	1,650	1,779	6,580	1,807				1,807
Impairments	214	82	-	384	680	2				2
Taxes other than income taxes	1,095	900	673	878	3,546	892				892
Accretion on discounted liabilities	105	103	100	86	394	106				106
Interest and debt expense	190	197	161	161	709	130				130
Foreign currency transaction (gains) losses	5	12	-	24	41	(36)				(36)
Total Costs and Expenses	11,818	10,897	11,122	12,744	46,581	10,864				10,864
Income from continuing operations before income taxes	4,265	3,945	3,591	3,622	15,423	3,787				3,787
Provision for income taxes	2,086	2,225	1,851	1,780	7,942	1,763				1,763
Income from continuing operations	2,179	1,720	1,740	1,842	7,481	2,024				2,024
Income from discontinued operations	776	569	73	(401)	1,017	129				129
Net Income	2,955	2,289	1,813	1,441	8,498	2,153				2,153
Less: net income attributable to noncontrolling interests	(18)	(22)	(15)	(15)	(70)	(14)				(14)
Net Income Attributable to ConocoPhillips	2,937	2,267	1,798	1,426	8,428	2,139				2,139

Net Income Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic
Continuing operations	1.69	1.36	1.41	1.49	5.95	1.64				1.64
Discontinued operations	0.60	0.46	0.06	(0.33)	0.82	0.10				0.10
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	2.29	1.82	1.47	1.16	6.77	1.74				1.74
Diluted
Continuing operations	1.67	1.35	1.40	1.48	5.91	1.63				1.63
Discontinued operations	0.60	0.45	0.06	(0.32)	0.81	0.10				0.10
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	2.27	1.80	1.46	1.16	6.72	1.73				1.73

Average Common Shares Outstanding (in thousands)
Basic	1,283,493	1,248,300	1,220,462	1,223,422	1,243,799	1,229,232				1,229,232
Diluted	1,293,104	1,258,189	1,229,343	1,231,395	1,253,093	1,235,907				1,235,907

INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES

Alaska	983	856	820	882	3,541	842				842

Lower 48 and Latin America	426	207	250	279	1,162	260				260

Canada	(725)	(134)	(39)	(38)	(936)	(117)				(117)

Europe	1,464	1,896	962	1,188	5,510	1,191				1,191

Asia Pacific and Middle East	2,204	1,090	1,105	1,175	5,574	1,393				1,393

Other International	282	409	798	356	1,845	401				401

Corporate and Other	(369)	(379)	(305)	(220)	(1,273)	(183)				(183)

Consolidated	4,265	3,945	3,591	3,622	15,423	3,787				3,787

EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska*	36.9%	35.7%	34.8%	35.4%	35.8%	35.5%				35.5%

Lower 48 and Latin America	40.2%	42.6%	26.9%	-69.6%	11.4%	49.1%				49.1%

Canada**	24.3%	29.8%	19.2%	73.2%	26.9%	213.7%				213.7%

Europe	73.4%	64.7%	86.3%	74.0%	72.8%	63.8%				63.8%

Asia Pacific and Middle East	20.4%	27.1%	38.1%	35.0%	28.3%	33.1%				33.1%

Other International	92.6%	114.0%	38.3%	127.2%	80.5%	96.5%				96.5%

Corporate and Other	15.8%	31.1%	16.7%	23.9%	22.0%	11.7%				11.7%

Consolidated	48.9%	56.4%	51.5%	49.1%	51.5%	46.6%				46.6%
*Alaska including taxes other than income taxes	66.0%	63.9%	56.7%	61.7%	62.5%	61.6%				61.6%
**Canada first quarter 2013 effective tax rate excluding special items was 22.2%.

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	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	620	551	535	570	2,276	543				543

Lower 48 and Latin America*	255	119	182	473	1,029	133				133

Canada	(549)	(94)	(31)	(10)	(684)	133				133

Europe	389	669	132	308	1,498	431				431

Asia Pacific and Middle East	1,738	772	669	749	3,928	918				918

Other International	21	(57)	492	(97)	359	14				14

Corporate and Other	(311)	(262)	(254)	(166)	(993)	(162)				(162)

Discontinued Operations - Phillips 66	712	534	1	(15)	1,232	-				-

Discontinued Operations - Other	62	35	72	(386)	(217)	129				129

Consolidated	2,937	2,267	1,798	1,426	8,428	2,139				2,139
*Lower 48 only:	234	104	145	262	745	105				105

SPECIAL ITEMS (AFTER-TAX)

Alaska	-	-	-	(25)	(25)	-				-

Lower 48 and Latin America*	-	-	-	316	316	(60)				(60)

Canada	(520)	-	-	(42)	(562)	224				224

Europe	-	255	(167)	(80)	8	83				83

Asia Pacific and Middle East	937	(17)	(133)	-	787	-				-

Other International	-	-	443	(108)	335	-				-

Corporate and Other	(33)	(40)	(118)	11	(180)	11				11

Discontinued Operations - Phillips 66	712	534	1	(15)	1,232	-				-

Discontinued Operations - Other	62	35	72	(386)	(217)	129				129

Consolidated	1,158	767	98	(329)	1,694	387				387
*Lower 48 only:	-	-	-	115	115	(60)				(60)

ADJUSTED EARNINGS

Alaska	620	551	535	595	2,301	543				543

Lower 48 and Latin America*	255	119	182	157	713	193				193

Canada	(29)	(94)	(31)	32	(122)	(91)				(91)

Europe	389	414	299	388	1,490	348				348

Asia Pacific and Middle East	801	789	802	749	3,141	918				918

Other International	21	(57)	49	11	24	14				14

Corporate and Other	(278)	(222)	(136)	(177)	(813)	(173)				(173)

Consolidated	1,779	1,500	1,700	1,755	6,734	1,752				1,752
*Lower 48 only:	234	104	145	147	630	165				165

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	2012					2013
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS (AFTER-TAX)

Alaska
Pending claims and settlements	-	-	-	(25)	(25)	-				-
Total	-	-	-	(25)	(25)	-				-

Lower 48 and Latin America
Gain (loss) on asset sales	-	-	-	-	-	(39)				(39)
Impairments	-	-	-	(121)	(121)	-				-
Tax loss carryforward realization	-	-	-	236	236	(21)				(21)
Pending claims and settlements	-	-	-	201	201	-				-
Total	-	-	-	316	316	(60)				(60)

Canada
Gain (loss) on asset sales	-	-	-	-	-	224				224
Impairments	(520)	-	-	(42)	(562)	-				-
Total	(520)	-	-	(42)	(562)	224				224

Europe
International tax law changes	-	-	(167)	-	(167)	-				-
Gain (loss) on asset sales	-	285	-	-	285	83				83
Impairments	-	(30)	-	(80)	(110)	-				-
Total	-	255	(167)	(80)	8	83				83

Asia Pacific and Middle East
Gain (loss) on asset sales	937	-	(133)	-	804	-				-
Bohai Bay incidents	-	(89)	-	-	(89)	-				-
Deferred tax adjustment	-	72	-	-	72	-				-
Total	937	(17)	(133)	-	787	-				-

Other International
Gain (loss) on asset sales	-	-	443	-	443	-				-
Impairments	-	-	-	(108)	(108)	-				-
Total	-	-	443	(108)	335	-				-

Corporate and Other
Gain (loss) on asset sales	-	-	-	-	-	11				11
Separation costs	(33)	(40)	(7)	(4)	(84)	-				-
Pension settlement expense	-	-	(82)	(5)	(87)	-				-
Premium on early debt retirement	-	-	(68)	-	(68)	-				-
Pending claims and settlements	-	-	39	20	59	-				-
Total	(33)	(40)	(118)	11	(180)	11				11

Discontinued Operations - Phillips 66	712	534	1	(15)	1,232	-				-
Discontinued Operations - Other	62	35	72	(386)	(217)	129				129

Total Company	1,158	767	98	(329)	1,694	387				387
*Lower 48 only:	-	-	-	115	115	(60)				(60)

3 of 8

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income	2,955	2,289	1,813	1,441	8,498	2,153				2,153
Depreciation, depletion and amortization	1,571	1,580	1,650	1,779	6,580	1,807				1,807
Impairments	214	82	-	384	680	2				2
Dry hole costs and leasehold impairments	518	116	69	171	874	36				36
Accretion on discounted liabilities	105	103	100	86	394	106				106
Deferred taxes	131	284	396	586	1,397	241				241
Undistributed equity earnings	(77)	(179)	(153)	(187)	(596)	(29)				(29)
Gain on dispositions	(940)	(583)	(118)	(16)	(1,657)	(58)				(58)
Income from discontinued operations	(776)	(569)	(73)	401	(1,017)	(129)				(129)
Other	173	(279)	53	(403)	(456)	(503)				(503)
Net working capital changes	196	(766)	(297)	(372)	(1,239)	982				982
Net cash provided by continuing operations	4,070	2,078	3,440	3,870	13,458	4,608				4,608
Net cash provided by (used in) discontinued operations	112	272	80	-	464	122				122
Net Cash Provided by Operating Activities	4,182	2,350	3,520	3,870	13,922	4,730				4,730

Cash Flows from Investing Activities
Capital expenditures and investments	(3,818)	(3,623)	(3,279)	(3,452)	(14,172)	(3,391)				(3,391)
Proceeds from asset dispositions	1,102	464	522	44	2,132	1,134				1,134
Net sales (purchases) of short-term investments	92	505	-	-	597	(23)				(23)
Long-term collections from related parties
and other investments	45	23	207	660	935	36				36
Net cash used in continuing operations	(2,579)	(2,631)	(2,550)	(2,748)	(10,508)	(2,244)				(2,244)
Net cash provided by (used in) discontinued operations	(431)	(284)	(223)	(181)	(1,119)	(189)				(189)
Net Cash Provided by (Used in) Investing Activities	(3,010)	(2,915)	(2,773)	(2,929)	(11,627)	(2,433)				(2,433)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(47)	831	(1,967)	614	(569)	(48)				(48)
Special cash distribution from Phillips 66	-	7,818	-	-	7,818	-				-
Change in restricted cash	-	(5,000)	2,532	1,720	(748)	748				748
Issuance of company common stock	36	9	38	55	138	(10)				(10)
Repurchase of company common stock	(1,899)	(3,050)	(149)	-	(5,098)	-				-
Dividends paid	(843)	(818)	(808)	(809)	(3,278)	(815)				(815)
Other	(199)	(170)	(178)	(178)	(725)	(205)				(205)
Net cash used in continuing operations	(2,952)	(380)	(532)	1,402	(2,462)	(330)				(330)
Net cash used in discontinued operations	(318)	(1,701)	-	-	(2,019)	-				-
Net Cash Used in Financing Activities	(3,270)	(2,081)	(532)	1,402	(4,481)	(330)				(330)

Effect of Exchange Rate Changes	25	(17)	9	7	24	(163)				(163)

Net Change in Cash and Cash Equivalents	(2,073)	(2,663)	224	2,350	(2,162)	1,804				1,804
Cash and cash equivalents at beginning of period	5,780	3,707	1,044	1,268	5,780	3,618				3,618
Cash and Cash Equivalents at End of Period	3,707	1,044	1,268	3,618	3,618	5,422				5,422

CAPITAL PROGRAM

Capital expenditures and investments
Alaska	186	202	208	232	828	262				262

Lower 48 and Latin America	1,267	1,288	1,339	1,357	5,251	1,280				1,280

Canada	629	428	493	634	2,184	675				675

Europe	622	735	738	765	2,860	791				791

Asia Pacific and Middle East	699	886	468	377	2,430	337				337

Other International	354	34	11	16	415	19				19

Corporate and Other	61	50	22	71	204	27				27
Total capital expenditures and investments	3,818	3,623	3,279	3,452	14,172	3,391				3,391

Joint venture acquisition obligation (principal) - Canada	180	183	183	187	733	189				189
Total Capital Program	3,998	3,806	3,462	3,639	14,905	3,580				3,580
Capital Program for Algeria, Nigeria and Kashagan was $189 million and $817 million for the first-quarter 2013 and full-year 2012, respectively.

4 of 8

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)
Continuing operations, including equity affiliates	1,581	1,489	1,470	1,566	1,527	1,555				1,555
Discontinued operations (Algeria and Nigeria)	56	53	55	41	51	41				41
Total, including equity affiliates	1,637	1,542	1,525	1,607	1,578	1,596				1,596

Crude Oil (MBD)
Consolidated operations	590	554	528	598	567	606				606
Equity affiliates	34	31	25	21	28	20				20
Total continuing operations	624	585	553	619	595	626				626
Discontinued operations (Algeria and Nigeria)	26	23	25	17	23	20				20
Total	650	608	578	636	618	646				646
Over (under) lifting of crude oil (MBD)*	(11)	29	32	25	19	(9)				(9)
*Includes continuing and discontinued operations.

NGL (MBD)
Consolidated operations	155	143	144	152	148	151				151
Equity affiliates	8	7	7	8	8	8				8
Total continuing operations	163	150	151	160	156	159				159
Discontinued operations (Nigeria)	3	4	4	3	4	3				3
Total	166	154	155	163	160	162				162

Bitumen (MBD)
Consolidated operations	11	11	12	12	12	13				13
Equity affiliates	73	77	80	94	81	96				96
Total	84	88	92	106	93	109				109

Natural Gas (MMCFD)
Consolidated operations	3,756	3,509	3,588	3,592	3,611	3,479				3,479
Equity affiliates	505	491	449	497	485	483				483
Total continuing operations	4,261	4,000	4,037	4,089	4,096	3,962				3,962
Discontinued operations (Nigeria)	161	153	162	120	149	110				110
Total	4,422	4,153	4,199	4,209	4,245	4,072				4,072

Industry Prices (Platt's)
Crude Oil ($/BBL)
WTI	102.99	93.44	92.11	88.09	94.16	94.29				94.29
WCS*	78.50	79.73	68.47	71.22	74.48	61.51				61.51
Brent dated	118.49	108.19	109.61	110.02	111.58	112.55				112.55
JCC	111.43	116.70	121.99	105.85	113.99	113.74				113.74
Natural Gas ($/MMBTU)
Henry Hub first of month	2.72	2.21	2.80	3.41	2.79	3.34				3.34
* Quoted WCS price reflects a one-month lag.

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	111.91	105.77	102.79	103.16	105.86	106.17				106.17
Equity affiliates	111.37	99.28	96.57	100.90	102.80	100.27				100.27
Total continuing operations	111.88	105.43	102.54	103.08	105.72	105.97				105.97
Discontinued operations (Algeria and Nigeria)	122.73	108.92	106.97	112.15	112.90	112.62				112.62
Total	112.33	105.56	102.72	103.33	105.98	106.20				106.20

NGL ($/BBL)
Consolidated operations	53.26	42.77	40.02	42.38	44.62	40.87				40.87
Equity affiliates	88.24	70.28	62.18	86.97	77.30	77.32				77.32
Total continuing operations	55.03	44.36	41.08	44.93	46.36	42.95				42.95
Discontinued operations (Nigeria)	11.97	15.34	14.26	11.06	13.30	12.30				12.30
Total	54.11	43.55	40.39	44.15	45.55	42.41				42.41

Bitumen ($/BBL)
Consolidated operations	64.95	54.75	56.23	55.29	57.58	36.78				36.78
Equity affiliates	60.04	50.85	56.95	47.43	53.39	39.52				39.52
Total	60.66	51.38	56.86	48.32	53.91	39.23				39.23

Natural Gas ($/MCF)
Consolidated operations	5.20	4.72	4.86	5.50	5.07	5.32				5.32
Equity affiliates	8.62	8.98	8.66	7.90	8.54	9.36				9.36
Total continuing operations	5.61	5.25	5.28	5.79	5.48	5.84				5.84
Discontinued operations (Nigeria)	2.53	2.51	2.84	2.32	2.57	2.54				2.54
Total	5.49	5.14	5.18	5.69	5.38	5.74				5.74

Exploration Expenses ($ Millions)
Dry holes	6	64	6	79	155	4				4
Leasehold impairment	512	52	63	92	719	32				32
Total noncash expenses	518	116	69	171	874	36				36
Other (G&A, G&G and lease rentals)	157	149	146	174	626	241				241
Total exploration expenses	675	265	215	345	1,500	277				277

U.S. exploration expenses	87	96	106	126	415	152				152
International exploration expenses	588	169	109	219	1,085	125				125

DD&A ($ Millions)
Alaska	134	134	117	131	516	135				135
Lower 48 and Latin America	603	625	657	719	2,604	744				744
Canada	324	333	355	326	1,338	343				343
Europe	266	246	214	267	993	261				261
Asia Pacific and Middle East	211	210	274	303	998	293				293
Other International	9	11	12	13	45	11				11
Corporate and Other	24	21	21	20	86	20				20
Total DD&A	1,571	1,580	1,650	1,779	6,580	1,807				1,807

5 of 8

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	208	190	157	196	188	190				190
Lower 48	117	115	124	136	123	148				148
Canada	13	14	14	13	13	14				14
Norway	112	103	97	103	104	100				100
United Kingdom	44	35	20	27	31	24				24
Europe	156	138	117	130	135	124				124
Australia/Timor-Leste	17	15	18	16	16	13				13
China	23	31	48	54	39	57				57
Indonesia	10	8	9	9	9	9				9
Malaysia	-	-	-	4	1	7				7
Vietnam	11	-	-	-	3	-				-
AP/ME	61	54	75	83	68	86				86
Libya	35	43	41	40	40	44				44
Other International	35	43	41	40	40	44				44
Total consolidated operations	590	554	528	598	567	606				606
Equity affiliates	34	31	25	21	28	20				20
Total continuing operations	624	585	553	619	595	626				626
Discontinued operations (Algeria and Nigeria)	26	23	25	17	23	20				20
Total	650	608	578	636	618	646				646

NGL (MBD)
Consolidated operations
Alaska	18	16	10	17	16	18				18
Lower 48	84	83	87	87	85	87				87
Canada	25	22	25	24	24	26				26
Norway	5	4	3	3	4	3				3
United Kingdom	5	4	2	4	3	3				3
Europe	10	8	5	7	7	6				6
Australia/Timor-Leste	12	9	12	12	11	10				10
Indonesia	6	5	5	5	5	4				4
AP/ME	18	14	17	17	16	14				14
Total consolidated operations	155	143	144	152	148	151				151
Equity affiliates	8	7	7	8	8	8				8
Total continuing operations	163	150	151	160	156	159				159
Discontinued operations (Nigeria)	3	4	4	3	4	3				3
Total	166	154	155	163	160	162				162

Bitumen (MBD)
Consolidated operations	11	11	12	12	12	13				13
Equity affiliates	73	77	80	94	81	96				96
Total	84	88	92	106	93	109				109

Natural Gas (MMCFD)
Consolidated operations
Alaska	59	56	51	56	55	56				56
Lower 48	1,502	1,456	1,507	1,508	1,493	1,441				1,441
Canada	863	864	874	826	857	806				806
Norway	195	141	127	176	160	161				161
United Kingdom	437	399	287	302	356	300				300
Europe	632	540	414	478	516	461				461
Australia/Timor-Leste	249	159	261	251	230	251				251
China	-	1	4	5	3	4				4
Indonesia	441	427	444	438	437	428				428
Malaysia	-	-	-	-	-	1				1
Vietnam	7	-	-	-	2	-				-
AP/ME	697	587	709	694	672	684				684
Libya	3	6	33	30	18	31				31
Other International	3	6	33	30	18	31				31
Total consolidated operations	3,756	3,509	3,588	3,592	3,611	3,479				3,479
Equity affiliates	505	491	449	497	485	483				483
Total continuing operations	4,261	4,000	4,037	4,089	4,096	3,962				3,962
Discontinued operations (Nigeria)	161	153	162	120	149	110				110
Total	4,422	4,153	4,199	4,209	4,245	4,072				4,072

Total (MBOED)
Consolidated operations
Alaska	236	215	176	222	213	218				218
Lower 48	451	441	462	475	457	475				475
Canada	193	191	197	187	192	187				187
Norway	149	131	121	135	135	130				130
United Kingdom	122	105	70	81	93	77				77
Europe	271	236	191	216	228	207				207
Australia/Timor-Leste	70	51	73	69	66	65				65
China	23	31	49	55	40	58				58
Indonesia	90	84	88	87	87	84				84
Malaysia	-	-	-	4	1	7				7
Vietnam	12	-	-	-	3	-				-
AP/ME	195	166	210	215	197	214				214
Libya	36	43	47	45	43	49				49
Other International	36	43	47	45	43	49				49
Total consolidated operations	1,382	1,292	1,283	1,360	1,330	1,350				1,350
Equity affiliates	199	197	187	206	197	205				205
Total continuing operations	1,581	1,489	1,470	1,566	1,527	1,555				1,555
Discontinued operations (Algeria and Nigeria)	56	53	55	41	51	41				41
Total	1,637	1,542	1,525	1,607	1,578	1,596				1,596

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	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	112.20	112.38	106.53	106.91	109.62	110.79				110.79
Lower 48	99.00	89.61	90.06	88.63	91.67	93.69				93.69
Canada	83.85	74.76	77.19	77.71	78.26	72.85				72.85
Norway	122.49	109.50	111.74	111.87	113.80	114.75				114.75
United Kingdom	116.54	111.55	104.55	109.54	110.31	111.07				111.07
Europe	121.25	109.89	109.67	111.51	113.08	114.11				114.11
Australia/Timor-Leste	113.00	103.53	105.47	103.31	106.66	107.76				107.76
China	122.02	113.71	107.68	105.01	109.94	110.91				110.91
Indonesia	109.16	96.96	91.45	93.95	98.21	93.32				93.32
Malaysia	-	-	-	-	-	119.87				119.87
Vietnam	126.02	-	-	-	126.02	-				-
AP/ME	117.66	109.12	105.12	103.34	108.20	109.35				109.35
Libya	121.68	109.52	108.00	109.95	110.75	112.18				112.18
Other International	121.68	109.52	108.00	109.95	110.75	112.18				112.18
Total consolidated operations	111.91	105.77	102.79	103.16	105.86	106.17				106.17
Equity affiliates	111.37	99.28	96.57	100.90	102.80	100.27				100.27
Total continuing operations	111.88	105.43	102.54	103.08	105.72	105.97				105.97
Discontinued operations (Algeria and Nigeria)	122.73	108.92	106.97	112.15	112.90	112.62				112.62
Total	112.33	105.56	102.72	103.33	105.98	106.20				106.20

NGL ($/BBL)
Consolidated operations
Lower 48	44.90	34.62	31.40	31.32	35.45	29.58				29.58
Canada	54.13	48.66	45.31	46.28	48.64	50.15				50.15
Norway	57.56	53.57	55.56	72.71	59.22	59.77				59.77
United Kingdom	61.10	56.38	59.72	74.83	63.84	60.61				60.61
Europe	59.29	54.81	57.62	73.94	61.53	60.10				60.10
Australia/Timor-Leste	88.97	70.98	74.68	85.00	80.03	77.42				77.42
Indonesia	90.85	72.30	63.40	84.60	77.58	78.10				78.10
AP/ME	89.56	71.39	71.06	84.88	79.26	77.59				77.59
Total consolidated operations	53.26	42.77	40.02	42.38	44.62	40.87				40.87
Equity affiliates	88.24	70.28	62.18	86.97	77.30	77.32				77.32
Total continuing operations	55.03	44.36	41.08	44.93	46.36	42.95				42.95
Discontinued operations (Nigeria)	11.97	15.34	14.26	11.06	13.30	12.30				12.30
Total	54.11	43.55	40.39	44.15	45.55	42.41				42.41

Bitumen ($/BBL)
Consolidated operations	64.95	54.75	56.23	55.29	57.58	36.78				36.78
Equity affiliates	60.04	50.85	56.95	47.43	53.39	39.52				39.52
Total	60.66	51.38	56.86	48.32	53.91	39.23				39.23

Natural Gas ($/MCF)
Consolidated operations
Alaska	4.68	3.93	3.97	4.28	4.22	5.20				5.20
Lower 48	2.65	2.10	2.64	3.24	2.67	3.19				3.19
Canada	1.98	1.61	2.05	2.92	2.13	2.89				2.89
Norway	10.40	9.58	8.47	10.26	9.77	10.69				10.69
United Kingdom	9.80	9.49	9.06	10.72	9.76	10.87				10.87
Europe	9.98	9.52	8.87	10.56	9.76	10.81				10.81
Australia/Timor-Leste*	1.10	1.10	1.18	1.12	1.12	1.10				1.10
China	-	2.46	2.44	2.39	2.41	2.50				2.50
Indonesia	10.37	12.85	9.94	10.14	10.80	11.57				11.57
Vietnam	1.15	-	-	-	1.15	-				-
AP/ME	10.40	11.47	10.64	10.15	10.63	10.71				10.71
Libya	0.09	0.09	6.77	5.19	5.55	4.86				4.86
Other International	0.09	0.09	6.77	5.19	5.55	4.86				4.86
Total consolidated operations	5.20	4.72	4.86	5.50	5.07	5.32				5.32
Equity affiliates	8.62	8.98	8.66	7.90	8.54	9.36				9.36
Total continuing operations	5.61	5.25	5.28	5.79	5.48	5.84				5.84
Discontinued operations (Nigeria)	2.53	2.51	2.84	2.32	2.57	2.54				2.54
Total	5.49	5.14	5.18	5.69	5.38	5.74				5.74
*Excludes transfers to Darwin LNG plant.

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	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(311)	(262)	(254)	(166)	(993)	(162)				(162)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(161)	(160)	(214)	(113)	(648)	(108)				(108)
Corporate G&A expenses	(74)	(44)	(128)	(67)	(313)	(27)				(27)
Technology*	(18)	(22)	46	(10)	(4)	(8)				(8)
Separation costs	(33)	(40)	(7)	(4)	(84)	-				-
Other	(25)	4	49	28	56	(19)				(19)
Total	(311)	(262)	(254)	(166)	(993)	(162)				(162)
* Includes investment in new technologies or businesses outside of our normal scope of operations and is net of licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(309)	(315)	(294)	(303)	(1,221)	(287)				(287)
Capitalized interest	146	145	157	167	615	179				179
Interest revenue	11	18	7	60	96	10				10
Premium on early debt retirement	-	-	(79)	-	(79)	-				-
Total	(152)	(152)	(209)	(76)	(589)	(98)				(98)

Debt
Total debt ($ Millions)	28,360	23,008	21,117	21,725	21,725	21,670				21,670
Debt-to-capital ratio (%)	30%	33%	31%	31%	31%	31%				31%

Equity ($ Millions)	67,057	46,443	47,877	48,427	48,427	49,240				49,240

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
FX	Foreign Currency
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
R&D	Research and Development
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day

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